Exhibit 99.2

Q1 FY2010 Investor Call April 30, 2010 Bill Lucia, CEO Walter Hosp, CFO

2 Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward- looking statements can be identified by words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes," "will," "target," "seeks," "forecast" and similar expressions. In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the development by competitors of new or superior services or products or the entry into the market of new competitors; all the risks inherent in the development, introduction, and implementation of new products and services; the loss of a major customer, customer dissatisfaction or early termination of customer contracts triggering significant costs or liabilities; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare industry which could simplify the reimbursement process and reduce the need for and price of our services; government regulatory, political and budgetary pressures that could affect the procurement practices and operations of healthcare organizations, reducing the demand for our services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse. A further description of risks, uncertainties, and other matters can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, a copy of which may be obtained from the Company's website at www.hms.com under the "Investor Relations" tab. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

3 Discussion Outline Q1 2010 Financial Performance 2010 Guidance Strategic Progress Healthcare Environment Q&A

4 Consolidated Statements of Income ($ in thousands)

5 Condensed Balance Sheets ($ in thousands)

6 Condensed Statements of Cash Flow ($ in thousands)

2010 Revised Guidance 7

Strategic Progress Commercial 400K Medicaid lives added Selected by Centene to provide subrogation services Eight new employer contracts for dependent audits Federal Air Force Surgeon General: coordination of benefits at 33 military treatment facilities MIC Task Order 3 Renewal State Government Notice of Intent to Award: Iowa Extensions in Missouri, Tennessee, and Virginia Credit balance audits in Kansas Expanded Florida subcontract 8 8

Impact of Health Reform Law Medicaid expansion New pathways to coverage Emphasis on program integrity Employer requirements 9

Dramatic Increase in Medicaid Spend 1995-2008 data, 2008 CMS Office of the Actuary 2010-2019 data, 2009 CMS Office of the Actuary 10

Emphasis on Program Integrity Increase in funding Expansion of RAC program Data and technology needed to support fraud, waste, and abuse initiatives 11

New Pathways to Coverage "Connector-like" exchanges Tax credits and cost-sharing assistance Coordination of benefits with Medicaid 12

Employer Requirements New coverage requirements Automatic enrollment of employees into health plans Reporting mandates 13

14 NASDAQ: HMSY